UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

Core-Mark Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51515	20-1489747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Solana Boulevard, Suite 3400 Westlake, Texas	76262
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 293-8600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CORE	NASDAQ Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

On May 17, 2021, Core-Mark Holding Company, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Performance Food Group Company, a Delaware corporation (“PFG”), Longhorn Merger Sub I, Inc., a Delaware corporation and a wholly owned subsidiary of PFG (“Merger Sub I”), and Longhorn Merger Sub II, LLC, a Delaware limited liability company and a wholly owned subsidiary of PFG (“Merger Sub II”). Among other things, the Merger Agreement provides, subject to the satisfaction or, where permissible, waiver of the conditions to closing set forth therein, for (i) the merger of Merger Sub I with and into the Company (the “First Merger”), with the Company continuing as the surviving corporation of the First Merger and a wholly owned subsidiary of PFG and (ii) promptly after the First Merger, the merger of the Company with and into Merger Sub II (the “Second Merger” and, together with the First Merger, the “Mergers”), with Merger Sub II continuing as the surviving company of the Second Merger and a wholly owned subsidiary of PFG. Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “First Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) issued and outstanding immediately prior to the First Effective Time (other than any shares of Company Common Stock owned by the Company, PFG, Merger Sub I or Merger Sub II and any shares of Company Common Stock as to which appraisal rights have been properly exercised) will be automatically canceled and converted into the right to receive (i) 0.44 (such ratio, as may be adjusted, the “Exchange Ratio”) validly issued, fully paid and nonassessable shares of the common stock, par value $0.01 per share, of PFG (“PFG Common Stock”) and (ii) $23.875 in cash, without interest (the “Per-Share Cash Amount” and, collectively, the “Merger Consideration”).

At the First Effective Time, each outstanding time-based restricted stock unit of the Company held by a nonemployee Company director will be converted into the right to receive the Merger Consideration. Each outstanding time-based restricted stock unit of the Company (other than those held by nonemployee directors of the Company) and performance-based restricted stock unit of the Company will be converted at such time into a corresponding restricted stock unit relating to the number of shares of PFG Common Stock as determined based on an exchange ratio set forth and in accordance with the terms set forth in the Merger Agreement, in each case, that is governed by the same terms and conditions as were applicable to such restricted stock unit of the Company immediately prior to the First Effective Time (with those performance-based restricted stock units of the Company granted in the year in which the First Effective Time occurs converting into PFG time-based restricted stock units at the greater of (i) the target level of performance or (ii) the actual level of performance as of the First Effective Time, and with those performance-based restricted stock units of the Company granted prior to the year in which the First Effective Time occurs converting into PFG time-based restricted stock units at the actual level of performance). Any accrued but unpaid dividend equivalents in respect of the converted time- and performance-based units of the Company will be assumed by PFG.

In connection with the Mergers, PFG and the Company will prepare, and PFG will file a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of PFG Common Stock to be issued in connection with the First Merger and a proxy statement for the Company’s stockholders to solicit the approval of Company stockholders to adopt the Merger Agreement.

The consummation of the Mergers is subject to certain conditions, including (i) the adoption of the Merger Agreement by the Company’s stockholders, (ii) the shares of PFG Common Stock to be issued in connection with the First Merger being approved for listing on the New York Stock Exchange, (iii) the receipt of U.S. federal antitrust clearance, (iv) the absence of any law or order in the United States or Canada that prohibits the consummation of the Mergers or any action initiated by any governmental authority in the United States or Canada that seeks to prohibit the consummation of the Mergers (a “Legal Restraint”), (v) the Registration Statement having become effective in accordance with the provisions of the Securities Act of 1933, as amended, and not being subject to any stop order suspending the Registration Statement, (vi) the absence of a material adverse effect on the Company and PFG, (vii) the representations and warranties of the Company, PFG, Merger Sub I and Merger Sub II being accurate, subject to the materiality standards contained in the Merger Agreement and (viii) PFG, Merger Sub I, Merger Sub II and the Company having complied in all material respects with their respective obligations under the Merger Agreement.

PFG and the Company each made customary representations, warranties and covenants in the Merger Agreement, including the obligation of PFG and the Company to use their respective commercially reasonable efforts to conduct their respective businesses in the ordinary course of business and to refrain from taking specified actions without the consent of the other party.

Prior to the effective time of the Second Merger (the “Second Effective Time”), PFG has agreed to take all actions necessary so that, upon the Second Effective Time, the size of the board of directors of PFG (the “PFG Board”) shall increase by at least one seat and at least one member of the board of directors of the Company (the “Board”) shall be appointed to the PFG Board, as selected by mutual agreement of PFG and the Company, subject to certain terms in the Merger Agreement.

PFG has agreed to take all actions necessary to obtain U.S. federal antitrust clearance as promptly as reasonably practicable (and in any event, not later than three business days prior to the Outside Date (as defined below)), except that PFG is not required to agree to any divestiture of assets of PFG and/or the Company that collectively generated more than $1,800,000,000 of aggregate revenue during the most recent fiscal year prior to the execution of the Merger Agreement.

The Merger Agreement also contains a customary covenant restricting the Company’s ability to solicit competing acquisition proposals, but the Core-Mark Board is permitted to consider unsolicited competing acquisition proposals in accordance with the terms and conditions of the Merger Agreement.

The Merger Agreement contains certain termination rights for both PFG and the Company, including (i) if the Mergers are not consummated on or before February 17, 2022 (the “Outside Date”), which may be extended to May 17, 2022 under certain circumstances, (ii) if Company stockholders do not adopt the Merger Agreement, (iii) if the other party materially breaches its representations, warranties or covenants and fails to cure such breach within certain specified periods or (iv) if any Legal Restraint prohibiting the Mergers has become final and non-appealable.

The Merger Agreement may also be terminated (i) by PFG within 10 business days after a change in the Board’s recommendation to stockholders to adopt the Merger Agreement (a “Company Change in Recommendation”) or if the Company willfully and materially breaches its nonsolicitation obligations in the Merger Agreement and fails to cure such breach within certain specified periods and (ii) by the Company, subject to compliance with certain terms of the Merger Agreement, in order to enter into a definitive agreement with respect to a superior proposal.

The Company will be required to pay PFG a termination fee of $66,000,000: (i) if PFG terminates the Merger Agreement for a Company Change in Recommendation or if the Company willfully and materially breaches its nonsolicitation obligations in the Merger Agreement and fails to cure such breach within certain specified periods, (ii) if the Company terminates the Merger Agreement to accept a superior proposal and (iii) in certain circumstances where the Merger Agreement is terminated and the Company consummates an alternative acquisition proposal within 12 months following such termination.

PFG will be required to pay the Company a termination fee of $110,000,000 if the Merger Agreement is terminated because the closing has not occurred by the Outside Date or because a final, nonappealable Legal Restraint related to antitrust laws prohibits the closing and, at the time of such termination, all of the closing conditions, other than the receipt of U.S. federal antitrust clearance and the absence of a Legal Restraint related to antitrust laws, in favor of PFG have been satisfied or waived (other than conditions that by their nature are to be satisfied at the closing).

The foregoing description of the Merger Agreement, the Mergers and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about PFG or the Company. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement may be subject to important qualifications and limitations agreed to by PFG and the Company in connection with the negotiated terms of the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, the Merger Agreement should not be read alone but instead should be read in conjunction with the other information regarding the Merger Agreement, the Mergers, PFG, the Company, their respective affiliates and their respective businesses that will be contained in, or incorporated by reference into, the Registration Statement and proxy statement that will be filed with the SEC, as well as in the Forms 10-K, Forms 10-Q and other filings that PFG or the Company may file with the SEC.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 17, 2021, the Board approved and adopted an amendment and restatement (the “Amendment and Restatement”) of the Company’s Second Amended and Restated Bylaws (the “Bylaws”), effective as of such date, to add a new Article VII providing that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, with respect to actions arising under the Securities Act of 1933, the federal district courts of the United States of America) shall be the sole and exclusive forum for certain legal actions involving the Company. The Amendment and Restatement contains other changes that do not affect the substantive content of the Bylaws.

The foregoing description of the Amendment and Restatement does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment and Restatement, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01.	Other Events.

On May 18, 2021, PFG and the Company issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 17, 2021, by and among Performance Food Group Company, Longhorn Merger Sub I, Inc., Longhorn Merger Sub II, LLC and Core-Mark Holding Company, Inc.*

3.1	Third Amended and Restated Bylaws of Core-Mark Holding Company, Inc.

99.1	Press Release of Performance Food Group Company and Core-Mark Holding Company, Inc., dated May 18, 2021

104	Cover page Interactive Data File (embedded within Inline XBRL document).

*

Schedules (as similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, the impact of PFG’s proposed acquisition of the Company (the

“Transaction”) and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties. The following factors, in addition to those discussed under the section entitled Item 1A. Risk Factors in the Company Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, could cause actual future results to differ materially from those expressed in any forward-looking statements: the risk that U.S. federal antitrust clearance or other approvals required for the Transaction may be delayed or not obtained or are obtained subject to conditions that are not anticipated that could require the exertion of management’s time and resources or otherwise have an adverse effect on the Company; the possibility that conditions to the consummation of the Transaction, including adoption of the merger agreement by the Company stockholders, will not be satisfied or completed on a timely basis and accordingly the Transaction may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Transaction; the possibility that the expected synergies and value creation from the Transaction will not be realized or will not be realized within the expected time period; the exertion of the Company’s management’s time and resources, and other expenses incurred and business changes required, in connection with complying with the undertakings in connection with U.S. federal antitrust clearance or other third-party consents or approvals for the Transaction; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Transaction or that the integration of the Company will be more difficult or time consuming than expected; a downgrade of the credit ratings of indebtedness, which could give rise to an obligation to redeem existing indebtedness; potential litigation in connection with the Transaction may affect the timing or occurrence of the Transaction or result in significant costs of defense, indemnification and liability; the inability to retain key personnel; the possibility that competing offers will be made to acquire the Company; disruption from the announcement, pendency and/or completion of the Transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; and the risk that, following the Transaction, the combined company may not be able to effectively manage its expanded operations; the extent and duration of the disruption to business activities caused by the global health crisis associated with the novel coronavirus pandemic (“COVID-19”) outbreak, including the effects on vehicle miles driven, on the financial health of the Company’s business partners, on supply chains, and on financial and capital markets; declining cigarette sales volumes; the Company’s dependence on the convenience retail industry for revenues; the Company’s dependence on qualified labor, senior management and other key personnel; competition in the Company’s distribution markets, including product, service and pricing pressures related to COVID-19; risks and costs associated with efforts to grow the Company’s business through acquisitions; the dependence of some of the Company’s distribution centers on a few relatively large customers; manufacturers or retail customers adopting direct distribution channels; fuel and other transportation costs; failure, disruptions or security breaches of the Company’s information technology systems; the low-margin nature of cigarette and consumable goods distribution; the Company’s reliance on manufacturer discount and incentive programs and cigarette excise stamping allowances; the Company’s dependence on relatively few suppliers and the Company’s ability to maintain favorable supplier arrangements; disruptions in suppliers’ operations, including the impact of COVID-19 on the Company’s suppliers as well as supply chain, including potential problems with inventory availability and the potential result of higher cost of product and freight due to high demand of products and low supply for an unpredictable period of time; product liability and counterfeit product claims and manufacturer recalls of products, including ongoing litigation related to Juul products; the Company’s ability to achieve the expected benefits of implementation of marketing initiatives; failing to maintain the Company’s brand and reputation; unexpected outcomes in legal proceedings; attempts by unions to organize employees; increasing expenses related to employee health benefits; changes to minimum wage laws; failure to comply with governmental regulations or substantial changes to governmental regulations, including increased regulation of electronic cigarette and other alternative nicotine products; risks related to changes to the Company’s workforce, including reductions to hours, headcount and benefits as a result of COVID-19; earthquake and natural disaster damage; increases in the number or severity of insurance and claims expenses; legislation, regulations and other matters negatively affecting the cigarette, tobacco and alternative nicotine industry; increases in excise taxes or reduction in credit terms by taxing jurisdictions; potential liabilities associated with sales of cigarettes and other tobacco products; changes to federal, state or provincial income tax legislation; reduction in the payment of dividends; currency exchange rate fluctuations; the Company’s ability to borrow additional capital; restrictive covenants in the Company’s credit facility; and changes to accounting rules or regulations.

Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s filings with the SEC. Any forward-looking statement, including any contained herein, speaks only as of the time of this release or as of the date they were made and the Company does not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this Current Report or statement, as applicable, that may affect the accuracy of any forward-looking statement, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, PFG intends to file with the SEC a registration statement on Form S-4 (the “Registration Statement”), which will include a prospectus with respect to the shares of PFG Common Stock to be issued in the proposed transaction and a proxy statement for the Company’s stockholders (the “Proxy Statement”). The Company will send the Proxy Statement to its stockholders, and each party may file other documents regarding the proposed transaction with the SEC. This Current Report is not a substitute for the Form S-4, the Proxy Statement or any other document that the Company may send to its stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF PFG AND THE COMPANY ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PFG, THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of PFG and the Company will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents (including any amendments or supplements thereto) containing important information about PFG and the Company once those documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by PFG will be available free of charge on PFG’s website at www.investors.pfgc.com or by contacting PFG’s Investor Relations department at investor@pfgc.com. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at ir.core-mark.com/investors or by contacting the Company’s Investor Relations department at david.lawrence@core-mark.com.

Participants In The Solicitation

PFG, the Company and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction.

Information about the directors and executive officers of PFG is set forth in its (i) Form 10-K for the fiscal year ended June 27, 2020, which was filed with the SEC on August 18, 2020 and (ii) proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on October 9, 2020, and on its website at www.pfgc.com.

Information about the directors and executive officers of the Company is set forth in its (i) Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 1, 2021 and (ii) proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on April 5, 2021, and on its website at www.core-mark.com.

Investors may obtain additional information regarding the interest of such participants by reading the Form S-4, the Proxy Statement and other materials to be filed with the SEC in connection with proposed transaction when they become available.

No Offer or Solicitation

This Current Report is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORE-MARK HOLDING COMPANY, INC.

Date: May 18, 2021	By:	/s/ SCOTT E. McPHERSON
	Name:	Scott McPherson
	Title:	President & Chief Executive Officer